AGREEMENT BY AND BETWEEN ENTEST BIOMEDICAL, INC. AND LINDA BLACK

Agreement made on March 20, 2017 (“Execution Date”) by and between Linda Black (“Consultant”), a natural person whose address is ___________and Entest BioMedical Inc.

(“Company”), a Nevada corporation whose address is 4700 Spring Street, St 304, La Mesa, California 91942. Consultant and Company may be referred to individually as “Party” and collectively as “Parties”.

It is agreed as follows:

1. SCOPE OF SERVICES

Consultant shall advise client on various nominal matters regarding veterinary biotechnology for the Company's wholly owned subsidiary Zander Therapeutics Inc. "Nominal" is defined as periodic conversations in which Consultant is asked for a referral to an appropriate researcher on a specific topic or input on research model the company is developing. In the event Consultant is requested to provide research services, such services will be negotiated separately between Consultant and the Company.

2. TERM

The Term of this Agreement shall commence on March 20, 2017 and shall expire on March 19, 2018. The term of this Agreement may be extended by mutual agreement.

3. INDEPENDENT CONTRACTOR

The Parties are independent contractors. Nothing in this Agreement shall be deemed to constitute a partnership or joint venture between the Parties or constitute any Party to be the agent of the other Party for any purpose.

4. NON-DISCLOSURE

(a) All information, whether in oral, written, graphic, electronic or other form, disclosed by the Company to the Consultant shall be deemed to be “Proprietary Information.” In particular, Proprietary Information includes, without limitation, any trade secrets, confidential information, ideas, inventions or research and development information; matters of a technical nature, including technology; notes, products, knowhow, engineering or other data (including test data and data files); specifications, processes, techniques, formulae or work-in-process; manufacturing, planning or marketing procedures, clinical data and regulatory strategies or information; accounting, financial or pricing procedures or information, budgets or projections, or personnel or salary structure/compensation information; information regarding suppliers, clients, customers, employees, contractors, investors or investigators of the Company, information which has been designated in writing as confidential by the Company; programs, procedures (including operating procedures), processes, methods, guidelines, policies, proposals or contracts; computer software, data bases or programming; and any other information which, if divulged to a third party, could have an adverse impact on the Company, or on any third party to which it owes a confidentiality obligation. In addition, “Proprietary Information” includes any of the foregoing relating to the past, present or future operations, organization, projects, finances, business interests, methodology or affairs of any third party to which the Company owes a duty of confidentiality including, without limitation, the mere fact that the Company is or may be working with or for any client.

(b) The obligations of confidentiality shall not apply to any Proprietary Information that was known by the Consultant at the time of disclosure to it by such Company, or that is independently developed or discovered by the Consultant after disclosure by such Company, without the aid, application or use of any item of such Company’s Proprietary Information, as evidenced by written records; now, or subsequently becomes, through no act or failure to act on the part of the Consultant, generally known or available; is disclosed to the Consultant by a third party authorized to disclose it; or is required by law or by court or administrative order to be disclosed; provided, that the Consultant shall have first given prompt notice to such Company of such required disclosure.

(c) Consultant shall exercise due care to prevent the unauthorized use or disclosure of the Company’s Proprietary Information, and shall not, without the Company’s prior written consent, disclose or otherwise make available, directly or indirectly, any item of the Company’s Proprietary Information to any person or entity other than those employees, independent contractors or agents of the Consultant (collectively, “Representatives”), to the extent such Representatives reasonably need to know the same in order to evaluate such Proprietary Information, to participate in the business relationship between the parties, or to make decisions or render advice in connection therewith. Consultant shall advise its Representatives who have access to the Company’s Proprietary Information of the confidential and proprietary nature thereof, and agrees that such Representatives shall be bound by terms of confidentiality and restrictions on use with respect thereto that are at least as restrictive as the terms of this Agreement.

(d) Consultant shall exercise due care to prevent the unauthorized use or disclosure of the Company’s Proprietary Information, and shall not, without the Company’s prior written consent, disclose or otherwise make available, directly or indirectly, any item of the Company’s Proprietary Information to any person or entity other than those employees, independent contractors or agents of the

Consultant (collectively, “Representatives”), to the extent such Representatives reasonably need to know the same in order to participate in any business relationship between the parties, or to make decisions or render advice in connection therewith. Consultant shall advise its Representatives who have access to the Company’s Proprietary Information of the confidential and proprietary nature thereof, and agrees that such Representatives shall be bound by terms of confidentiality and restrictions on use with respect thereto that are at least as restrictive as the terms of this Agreement.

(e) Consultant shall use the Company’s Proprietary Information solely for the purposes of performing his duties pursuant to this Agreement and shall not make any other use of the Company’s Proprietary Information without the Company’s specific written authorization.

(f) All Proprietary Information of the Company (including all copies thereof) shall be and at all times remain the property of such Company, and all non-oral Proprietary Information of the Company which is then in the Consultant’s possession or control shall be destroyed or returned to the Company promptly upon its request at any time, and in any event, no later than 60 days following any expiration or termination of this Agreement.

(g) Nothing in this Agreement shall be construed, by implication or otherwise, as a grant of any right or license to trademarks, inventions, copyrights or patents, as a grant of a license to either Consultant to use any of the Company’s Proprietary Information except as expressly set forth herein.

(h) The provisions of Section 4 of this Agreement shall survive until such time as all Confidential Information disclosed hereafter becomes publically known and made generally available through no action or inaction of Consultant.

5. CONSIDERATION

As consideration of the performance of services pursuant to this Agreement, Consultant shall receive:

(1) Within 15 business days of the execution date of this Agreement Consultant shall be issued 100,000 shares of the Series B Preferred Stock of the Company (“Compensation Shares”).

(2) Within 30 business days subsequent to the effective date of a Registration Statement filed under the Securities Act of 1933, as amended, registering common shares of Zander Therapeutics, Inc. (“Zander Registration Statement”) Consultant shall have the right to exchange up to the total number of the Compensation Shares issued to the Consultant pursuant to the terms and conditions of this Agreement for an equivalent number of the common shares of Zander Therapeutic, Inc. six months after Zander Therapeutics Inc. clears a registration statement. This right shall be withdrawn in the event of any breach of the terms and conditions of this Agreement by the Consultant.

(3) Consultant acknowledges that nothing in this Agreement shall obligate either of the Company or Zander Therapeutics Inc. to register the common shares of Zander Therapeutics, Inc. under the Securities Act of 1933, as amended.

(4) Consultant acknowledges that, in the event that a Zander Registration Statement is filed with the United States Securities and Exchange Commission (“SEC”), no assurance is given that the Zander Registration Statement will be declared effective by the SEC.

(5) Consultant acknowledges that any securities issued pursuant to this Agreement that are not registered pursuant to the Securities Act of 1933 shall constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act of 1933, and shall contain the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE ACT OR SUCH LAWS.

6. REPRESENTATIONS AND WARRANTIES OF COMPANY

(a) Company is a corporation duly organized, validly existing and in good standing under the laws of the state its incorporation and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b) The execution, delivery and performance of this Agreement by Company does not and shall not constitute Company’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Company is a party, or by which Company is or may be bound.

7. REPRESENTATIONS AND WARRANTIES OF CONSULTANT

(a) Consultant has the requisite power and authority to enter into and perform his obligations under this Agreement without the consent, approval or authorization of, or obligation to notify, any person, entity or governmental agency which consent has not been obtained.

(b) The execution, delivery and performance of this Agreement by Consultant does not and shall not constitute Consultant’s breach of any statute or regulation or ordinance of any governmental authority, and shall not conflict with or result in a breach of or default under any of the terms, conditions, or provisions of any order, writ, injunction, decree, contract, agreement, or instrument to which the Consultant is a party, or by which Company is or may be bound.

8. NON-DISPARAGEMENT

Consultant agrees that Consultant shall not, during the term of this Agreement, disparage the Company, the Company’s products, the Company’s employees, or members of the Company’s board of directors. For purposes of this Agreement the term “disparage” shall mean any negative comment, written or oral, about the Company, the Company’s products, the Company’s employees, or members of the Company’s board of directors. . Nothing set forth in this Agreement shall prohibit or limit in any way a Party’s right to accurately and honestly respond as required or to cooperate with any valid government, court or regulatory order or request. The provisions of Section 8 of this Agreement shall survive until that date which is three years subsequent to the end of the Term of this Agreement.

9. WORK PRODUCT

Consultant agrees that the Company is the sole and exclusive owner of all intellectual property, including copyrights, trademarks, patents, inventions, work product and know-how, which may result from any work performed by the Consultant pursuant to this Agreement. Consultant agrees that Consultant shall, upon request of the Company, execute, acknowledge, deliver and file any and all documents necessary or useful to vest in the Company all of Consultant’s right, title and interest in and to all intellectual property, including copyrights, trademarks, patents, inventions, work product and know-how, which may result from any work performed by the Consultant pursuant to this Agreement. The term "Inventions" means all original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable under law, that Consultant may individually or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice which may result from any work performed by the Consultant pursuant to this Agreement

10. SPECIFIC PERFORMANCE

Any breach of this Agreement may result in irreparable damage to Company for which Company will not have an adequate remedy at law. Accordingly, in addition to any other remedies and damages available, Consultant acknowledges and agrees that Company may immediately seek enforcement of this Agreement by means of specific performance or injunction, without any requirement to post a bond or other security.

11. EXECUTION

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

12. ENTIRE AGREEMENT

This Agreement constitutes a final written expression of all the terms of the Agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous Agreements, understandings, and representations between the parties.

13. SEVERABILITY

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement

14. GOVERNING LAW, VENUE, WAIVER OF JURY TRIAL

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CONSULTANT

By:/s/Linda Black

Date: March 21, 2017

COMPANY

By: /s/Harry Lander, Ph.D. By:

____________________

Its: President and CSO

Date: March 17, 2017